Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Axovant Gene Therapies Ltd. (the “Company”) for the period ended June 30, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, David Nassif, Principal Financial Officer and Principal Accounting Officer, General Counsel of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that to his knowledge:
(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 11, 2020	By:	/s/ David Nassif
David Nassif
Principal Financial Officer and Principal Accounting Officer, General Counsel

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.